UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21109

                      OFI TREMONT MARKET NEUTRAL HEDGE FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: MARCH 31

            Date of reporting period: APRIL 1, 2004 - MARCH 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.


FUND PERFORMANCE DISCUSSION  Unaudited
--------------------------------------------------------------------------------

OFI Tremont Market Neutral Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers employing various "market neutral" investment strategies that have historically demonstrated a low correlation to the general performance of equity, debt and other markets. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the year ended March 31, 2005.

      The Fund advanced 3.22% 2 for the year ended March 31, 2005. As the 2004 U.S. Presidential election season came to a close, a variety of market moves helped bail out what otherwise would have been a lackluster year for most market participants, not only hedge funds. Equities generally rose to new multi-year highs, credit spreads tightened modestly, commodity prices set new highs and volatility declined.

      Unlike much of 2004, which was characterized by choppy, trendless markets, the final three months of 2004 exhibited strong trends through which global macro and managed futures managers were able to profit. We have added Commodity Trading Advisor (CTA) positions and in combination with some global macro players, hope to take advantage of any upside from a continued play in the U.S. dollar and some of the relative value interest rate opportunities. This play is also a hedge on any breakout from a low volatility, non-trending market, or a credit spread widening.

      Convertible bond valuations improved over the fourth quarter of 2004 due to an increase in some convertible premiums and better bids as fears of mass redemptions in the strategy had subsided for the time. Better market conditions for the convertible managers were caused by supply and demand factors. The Fund's Convertible Arbitrage performance suffered in the first quarter of 2005 due to wider credit spreads, declining equity markets, mixed U.S. Treasury markets and most notably, pressures from continued redemptions in the asset class. Despite a slight increase in volatility, convertible valuations fell during the first calendar quarter of 2005.

2. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE INVESTMENT FUNDS IN WHICH THE FUND INVESTS ARE NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDINGS, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE FUND IS DEPENDENT NOT ONLY ON THE INVESTMENT PERFORMANCE OF INDIVIDUAL MANAGERS, BUT ALSO ON THE ABILITY OF THE INVESTMENT MANAGER TO EFFECTIVELY ALLOCATE THE FUND'S ASSETS.


                    2 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

      The entire period was favorable for the Fund's event driven strategy. High yield and distressed investors viewed the combination of solid corporate fundamentals, a stable economic outlook and a consistent government policy for the next four years as the primary drivers of performance. During the last three months of the period, the credit market was volatile as investors increased their aversion to risk, resulting in large swings in equity prices, Treasury yields and credit spreads.

      The end of 2004 was robust for most of the long/short equity managers within the Fund and, similar to the broader indices, turned a bland year into a fairly successful one. The first three months of 2005 were not easy for long/short managers as the markets were erratic (January down, February up and March down). The usual tendency for equities to rise in January, as tax driven selling abates, failed to hold. Once again, higher oil prices brought fears into the market place.

      To seek to profit in this environment we will endeavor to continue to build core holdings of solid return generators such as event driven equities, which have been relatively resilient in most market environments, and those market neutral managers that may provide the portfolio with the opportunity for a solid base to produce alpha. We thank you for your continued commitment.


                    3 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FUND PERFORMANCE  Unaudited
--------------------------------------------------------------------------------

     COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
       OFI Tremont Market Neutral Hedge Fund
       S&P 500 Index 3
       Lehman Brothers Government Credit Bond Index 4

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           OFI Tremont                                 Lehman Brothers
                          Market Neutral             S&P 500         Government Credit
   Date                     Hedge Fund                Index              Bond Index
01/02/2003                    10,000                  10,000               10,000
03/31/2003                    10,179                   9,685               10,165
06/30/2003                    10,404                  11,175               10,523
09/30/2003                    10,498                  11,471               10,470
12/31/2003                    10,749                  12,867               10,467
03/31/2004                    11,013                  13,085               10,789
06/30/2004                    10,998                  13,310               10,447
09/30/2004                    11,040                  13,061               10,819
12/31/2004                    11,276                  14,266               10,906
03/31/2005                    11,368                  13,959               10,832

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 03/31/05

       1-Year 3.22%         Since Inception 5.88%     Inception Date  1/2/03

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE INDICES SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

3. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

4. The Lehman Brothers Government/Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.


                    4 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FUND INVESTMENT ALLOCATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND INVESTMENT ALLOCATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Long/Short Equity                                 24.1%
Event Driven                                      19.6
Fixed Income Arbitrage                            14.4
Multi Strategy                                    13.1
Equity Market Neutral                             12.0
Managed Futures                                    5.8
Cash Equivalents                                   5.6
Global Macro                                       2.9
Convertible Arbitrage                              2.5

Fund's holdings and allocations are subject to change. Percentages are as of March 31, 2005, and are based on total investments in investment funds and short-term investment.
--------------------------------------------------------------------------------


                    5 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FUND EXPENSES  Unaudited
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; administration fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                BEGINNING           ENDING               EXPENSES PAID DURING
                ACCOUNT VALUE       ACCOUNT VALUE        6 MONTHS ENDED
                (10/1/04)           (3/31/05)            MARCH 31, 2005
--------------------------------------------------------------------------------
Actual          $1,000.00           $1,029.80            $7.36
--------------------------------------------------------------------------------
Hypothetical     1,000.00            1,017.70             7.32

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended March 31, 2005 was 1.45%.

The expense ratio reflects voluntary waivers of expenses by the Fund's Adviser that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Fund's financial statements, included in this report, also show the gross expense ratio, without such reimbursements.
--------------------------------------------------------------------------------


                    6 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF INVESTMENTS  March 31, 2005
--------------------------------------------------------------------------------

                                                      % OF                                     % OF
                                                INVESTMENT                           FAIR       NET                      ACQUISITION
                                                 FUND HELD           COST           VALUE    ASSETS     LIQUIDITY 1           DATE 2
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Akanthos Arbitrage Fund Ltd                            0.4%   $ 1,800,000    $  1,746,145       2.4%    Quarterly              02/05
------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
AQR Global Stock Selection Offshore Fund, (USD) Ltd.   0.3      1,900,001       2,322,101       3.2     Quarterly        01/03-04/04
The 32 Capital Fund Ltd.                               0.8      5,015,001       5,971,130       8.4     Monthly          01/03-04/04
                                                              -------------------------------------
TOTAL EQUITY MARKET NEUTRAL                                     6,915,002       8,293,231      11.6

------------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Avenue Investments, L.P.                               0.7      2,200,001       2,698,708       3.8     Annually         01/03-04/04
Bear Stearns High-Grade Structured
  Credit Strategies, L.P.                              0.4      5,000,000       5,251,343       7.3     Monthly                11/04
GoldenTree Credit Opportunities, L.P.                  3.2      2,684,740       2,797,133       3.9     Semi-Annually          12/04
Perry Partners, L.P.                                   0.1      2,800,000       2,840,237       4.0     Semi-Annually          02/05
                                                              -------------------------------------
TOTAL EVENT DRIVEN                                             12,684,741      13,587,421      19.0

------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                                   1.6      4,450,000       4,860,310       6.8     Quarterly        10/03-05/04
Julius Baer Diversified Fixed Income
  Hedge Fund                                           2.5      2,000,000       2,076,311       2.9     Quarterly              11/04
Oak Hill CCF Partners, L.P.                            0.8      2,850,000       3,073,620       4.3     Monthly          01/04-05/04
                                                              -------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                    9,300,000      10,010,241      14.0

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
Vega Feeder Fund Ltd                                   0.3      2,000,000       2,035,493       2.9     Monthly                01/05

------------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Cantillon US Low Volatility Ltd.                       0.4      3,600,000       4,034,540       5.6     Monthly                04/04
Hunter Global Investors Fund I, L.P                    1.3      3,500,000       4,074,211       5.7     Quarterly        01/04-04/04
Pegasus Fund, Ltd.                                     1.1      4,600,000       4,764,960       6.7     Monthly                05/04
Whitney New Japan Partners, L.P.                       3.9      3,000,000       3,842,621       5.4     Quarterly        08/03-07/04
                                                              -------------------------------------
TOTAL LONG/SHORT EQUITY                                        14,700,000      16,716,332      23.4

------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
Graham Global Investment Fund II Ltd                   0.1      2,000,000       1,857,263       2.6     Monthly                11/04
The Blenheim Fund Ltd.                                 1.5      2,000,000       2,199,451       3.1     Monthly                11/04
                                                              -------------------------------------
TOTAL MANAGED FUTURES                                           4,000,000       4,056,714       5.7

------------------------------------------------------------------------------------------------------------------------------------
MULTI STRATEGY
Canyon Value Realization Fund, L.P.                    0.2      2,750,000       3,485,881       4.9     Annually         01/03-04/04
Stark Investments, L.P.                                0.3      5,100,000       5,588,103       7.8     Annually         01/04-04/04
                                                              -------------------------------------
TOTAL MULTI STRATEGY                                            7,850,000       9,073,984      12.7
                                                              -------------------------------------
Total Investments in Investment Funds                          59,249,743      65,519,561      91.7

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
Citibank II Money Market Deposit Account                        3,857,764       3,857,764       5.4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS
AND SHORT-TERM INVESTMENT                                     $63,107,507    $ 69,377,325      97.1
                                                              ===========
OTHER ASSETS IN EXCESS OF LIABILITIES                                           2,080,619       2.9
                                                                             ----------------------
NET ASSETS                                                                   $ 71,457,944     100.0%
                                                                             ======================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    7 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF ASSETS AND LIABILITIES  March 31, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $59,249,743)                                $  65,519,561
---------------------------------------------------------------------------------------------------------------
Cash and cash equivalents (cost $3,857,764)                                                          3,857,764
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investment funds sold                                                                                4,753,049
Receivable from Adviser                                                                                 28,657
Other assets                                                                                            30,875
                                                                                                 --------------
Total assets                                                                                        74,189,906

---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Payables:
Shareholder redemptions                                                                              2,500,733
Management fee                                                                                         136,544
Professional fees                                                                                       71,175
Administration fee                                                                                      18,518
Trustees' fees and expenses                                                                                200
Miscellaneous fees                                                                                       4,792
                                                                                                 --------------
Total liabilities                                                                                    2,731,962

---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $  71,457,944
                                                                                                 ==============

---------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)       $          75
---------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                          69,972,765
---------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                     (2,909,721)
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                            (1,874,993)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                           6,269,818
                                                                                                 --------------
NET ASSETS                                                                                       $  71,457,944
                                                                                                 ==============

---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------
(based on net assets of $71,457,944 and 74,611.389 shares of beneficial interest outstanding)    $      957.74

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    8 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                           $     57,961

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                        1,056,429
--------------------------------------------------------------------------------
Administration fee                                                      126,787
--------------------------------------------------------------------------------
Registration fees                                                       108,982
--------------------------------------------------------------------------------
Professional fees                                                        96,841
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               7,755
--------------------------------------------------------------------------------
Miscellaneous fees                                                       14,804
                                                                   -------------
Total expenses                                                        1,411,598
Less: Waiver of expenses by the Adviser                                (183,730)
                                                                   -------------
Net expenses                                                          1,227,868

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,169,907)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                      1,265,724
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  2,537,395

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  2,633,212
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    9 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                                                                        2005           2004
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                 $ (1,169,907)  $   (521,394)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                       1,265,724        258,554
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                   2,537,395      3,185,721
                                                                                                    ----------------------------
Net increase in net assets resulting from operations                                                   2,633,212      2,922,881

--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                                  (1,341,379)      (443,193)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                                  (1,822,133)      (998,487)
--------------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution                                                                    (1,208,656)    (2,621,167)

--------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions                            14,425,430     34,360,014

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                        12,686,474     33,220,048
--------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                                     58,771,470     25,551,422
                                                                                                    ----------------------------
End of year [including accumulated net investment loss of $2,909,721 and $943,962, respectively]    $ 71,457,944   $ 58,771,470
                                                                                                    ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   10 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $  2,633,212
--------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments                                     (1,265,724)
Net change in unrealized appreciation on investments                 (2,537,395)
Purchases of investments                                            (51,884,740)
Proceeds from sales of investments                                   50,385,735
Increase in receivable for investment funds sold                     (4,716,968)
Increase in receivable from Adviser                                      (5,231)
Decrease in other assets                                                 16,199
Increase in management fee payable                                       75,284
Increase in professional fees payable                                    36,775
Increase in administration fee payable                                   11,166
Decrease in Trustees' fees and expenses                                  (2,580)
Decrease in payable for investment fund purchased                    (2,000,000)
Decrease in miscellaneous fees payable                                  (10,150)
                                                                   -------------
Net cash used in operating activities                                (9,264,417)

--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES 1
--------------------------------------------------------------------------------
Proceeds from shares of beneficial interest sold                     41,057,790
Payments of shares of beneficial interest redeemed                  (28,606,694)
                                                                   -------------
Net cash provided by financing activities                            12,451,096
--------------------------------------------------------------------------------
Net increase in cash and cash equivalents                             3,186,679
--------------------------------------------------------------------------------
Cash and cash equivalents, beginning of year                            671,085
                                                                   -------------
Cash and cash equivalents, end of year                             $  3,857,764
                                                                   =============

1. Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $4,372,168.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   11 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                          2005           2004         2003 1
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    975.00    $  1,017.98    $  1,000.00
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                       (14.18)        (14.91)         (3.80)
Net realized and unrealized gain                             47.16         110.80          21.78
                                                       -------------------------------------------
Total income from investment operations                      32.98          95.89          17.98
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (15.41)        (15.15)            --
Distributions from net realized gain                        (20.94)        (34.13)            --
Tax return of capital distribution                          (13.89)        (89.59)            --
                                                       -------------------------------------------
Total dividends and/or distributions to shareholders        (50.24)       (138.87)            --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    957.74    $    975.00    $  1,017.98
                                                       ===========================================

--------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                            3.22%          8.20%          1.80%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $    71,458    $    58,771    $    25,551
--------------------------------------------------------------------------------------------------
Ratios to average net assets: 4,6
Net investment loss                                          (1.39)%        (1.48)%        (1.49)%
Total expenses                                                1.67%          1.75%          2.21%
Expenses, net of waiver of expenses by the Adviser            1.45%          1.50%          1.50%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate 5                                       66%            22%             0%

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

2. Based on average shares outstanding during each period.

3. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

6. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   12 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

OFI Tremont Market Neutral Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets.

      Commencing on June 2, 2004, OppenheimerFunds, Inc. (the "Adviser" or "OFI") began serving as the Fund's investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Prior to June 2, 2004, the Adviser's wholly-owned subsidiary, OFI Institutional Asset Management, Inc. ("OFIIAMI"), served as the Fund's investment adviser. Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing its services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers are made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund anticipates that the Board will limit each repurchase to no more than 25% of the Fund's total assets, although the limit for any one repurchase may be lower. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.


                   13 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation (depreciation) on investments on the statement of operations. Realized gains and losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.


                   14 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation and depreciation on Investment Funds for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
   UNDISTRIBUTED       UNDISTRIBUTED        ACCUMULATED       INVESTMENT FUNDS
   NET INVESTMENT          LONG-TERM               LOSS     FOR FEDERAL INCOME
   INCOME                       GAIN     CARRYFORWARD 1           TAX PURPOSES
   ---------------------------------------------------------------------------
   $--                           $--           $133,733             $1,618,836

1. The Fund had $133,733 of post-October foreign currency losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                                                   INCREASE TO
                                       REDUCTION TO            ACCUMULATED NET
                                        ACCUMULATED              REALIZED LOSS
   REDUCTION TO                      NET INVESTMENT              ON INVESTMENT
   PAID-IN CAPITAL                             LOSS               TRANSACTIONS
   ---------------------------------------------------------------------------
   $1,195,132                            $1,754,183                   $559,051

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                           YEAR ENDED               YEAR ENDED
                                       MARCH 31, 2005           MARCH 31, 2004
   ---------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                     $    2,036,722           $    1,363,296
   Long-term capital gain                   1,126,790                   78,384
   Return of capital                        1,208,656                2,621,167
                                       ---------------------------------------
   Total                               $    4,372,168           $    4,062,847
                                       =======================================

The primary difference between the book and tax appreciation or depreciation of Investment Funds is attributable to adjustments to the tax basis of Investment Funds based on allocation of income and distributions from Investment Funds and the tax realization of financial statement unrealized gain or loss. In addition, the cost of Investment Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2005 as noted below.

   Federal tax cost of Investment Funds                  $ 63,900,725
                                                         ============
   Gross unrealized appreciation                         $  1,618,836
   Gross unrealized depreciation                                   --
                                                         ------------
   Net unrealized appreciation                           $  1,618,836
                                                         ============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.


                   15 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all financial instruments that mature within three months as cash equivalents. Cash equivalents are valued at cost plus accrued interest, which approximates market value.

--------------------------------------------------------------------------------
RECLASSIFICATIONS. Certain of the amounts presented in the statement of assets and liabilities for the period ended March 31, 2004 have been reclassified to conform to the current year's presentation for the statement of cash flows.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

As compensation for services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee") computed at an annual rate of 1.25% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). For the year ended March 31, 2005, the Management Fee incurred by the Fund was $1,056,429. The Adviser pays a monthly fee to the Investment Manager equal to 50% of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

      In addition, the Adviser has voluntarily agreed to waive a portion of its Management Fee in order to limit total expenses of the Fund to 1.50% of the average monthly net assets of the Fund. For the year ended March 31, 2005, the Adviser waived management fees in the amount of $183,730.

      Under the terms of an administration agreement (the "Administration Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among other things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee") computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31, 2005, the Administration Fee incurred by the Fund was $126,787. The Adviser has retained the Investment Manager to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Investment Manager equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

      The Adviser intends to pay a portion of its Management Fee, not to exceed ..25% (on an annualized basis) of the aggregate value of outstanding shares held by such shareholders, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

      OFI owned 118.791 and 28,376.843 shares of the Fund, valued at $113,771 and $27,667,292, respectively, as of March 31, 2005 and March 31, 2004. At March 31, 2005, $355,515 of the shareholder redemptions payable was due to a redemption made by OFI.

      Under the General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Investment Manager.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer, plus a fee for each meeting attended. Additionally, these Board members are reimbursed for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund.

      Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.


                   16 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------
4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED MARCH 31, 2005      YEAR ENDED MARCH 31, 2004
                                                 SHARES         AMOUNT           SHARES        AMOUNT
------------------------------------------------------------------------------------------------------
Subscriptions 1                              42,128.653   $ 41,057,790       33,545.349   $32,355,144
Dividends and/or distributions reinvested     4,418.741      4,372,168        3,795.989     4,062,847
Redemptions                                 (32,214.718)   (31,004,528)      (2,162.625)   (2,057,977)
                                            ----------------------------------------------------------
Net increase                                 14,332.676   $ 14,425,430       35,178.713   $34,360,014
                                            ==========================================================

1. Includes redemption fees received of $20,788 during the year ended March 31, 2004.

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2005, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2005, the Fund had approximately 2.8% of capital invested in Investment Funds with lock-up provisions extending one year or more from March 31, 2005.

      For the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of Investment Funds were $51,884,740 and $50,385,735, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Adviser, OppenheimerFunds Services and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Adviser charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.


                   17 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. LITIGATION Continued

      The Oppenheimer defendants believe that the allegations contained in the Complaint are without merit and that they, the funds named as Nominal Defendants, and the directors/trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                   18 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT MARKET NEUTRAL HEDGE
FUND

We have audited the accompanying statement of assets and liabilities of OFI Tremont Market Neutral Hedge Fund (the "Fund"), including the statement of investments, as of March 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 2, 2003 (commencement of operations) to March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2005, by correspondence with management of the investment funds and the custodian. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OFI Tremont Market Neutral Hedge Fund at March 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 2, 2003 to March 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                  /S/ ERNST & YOUNG LLP

New York, New York
May 19, 2005


                   19 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $50.24 per share were paid to shareholders on December 1, 2004, of which $12.95 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2005 which are not designated as capital gain distributions should be multiplied by 4.04% to arrive at the amount eligible for the corporate dividend received deduction.

      A portion of the dividends paid by the Fund are eligible for the lower individual income tax rates to the extent that the Fund has received qualified dividend income. $100,495 of the Fund's fiscal year taxable income is qualified dividend income. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2005 which are not designated as capital gain distributions should be multiplied by 4.93% to arrive at the amount eligible for the individual qualified dividend income tax rate.

      Some states or localities do not tax registered investment company dividends that are derived, in whole or in part, from interest earned on securities issued by the U.S. Government, its agencies or instrumentalities. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2005 which are not designated as capital gain distributions should be multiplied by 19.92% to arrive at the amount of interest earned by the Fund on securities issued by the US Treasury.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   20 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov.

      In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
FEES AND EXPENSES INCURRED INDIRECTLY  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund indirectly paid management fees of $1,008,347 during the period April 1, 2004 through March 31, 2005 as a result of its investments in Investment Funds. This amount represents 1.2% of the Fund's average net assets. The $1,008,347 only includes management fees incurred to Investment Funds that reported this detail to the Fund. Two Investment Funds that received management fees from the Fund did not report this detail to the Fund. In addition, the Fund indirectly incurred incentive allocation of $1,092,102 during the period January 1, 2004 through December 31, 2004 as a result of its investments in Investment Funds. This amount represents 1.3% of the Fund's average net assets. All Investment Funds that may have received incentive allocation from the Fund did report this detail to the Fund.


                   21 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

BOARD APPROVAL OF THE FUND'S
INVESTMENT ADVISORY AGREEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Managers (the "Board" or the "Directors"), including a majority of the independent Directors, is required to determine whether to renew the Fund's advisory and sub-advisory agreements (the "Advisory Agreements") with OppenheimerFunds, Inc. (the "Adviser") and Tremont Partners, Inc. (the "Investment Manager"), respectively. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser and Investment Manager provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's Advisory Agreements for the current year, the Board evaluated the nature and extent of the services provided by the Adviser and Investment Manager and their affiliates. The Adviser and Investment Manager provide the Fund with office space, facilities and equipment; administrative, clerical, legal, accounting and compliance personnel; securities trading services; oversight of third party service providers and the services of the portfolio manager and the Investment Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Adviser's and Investment Manager's resources that are available to the Fund. The Board noted that the Adviser has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Investment Manager is one of the largest advisory firms of funds of hedge funds and has had over 21 years of experience as an investment adviser of alternative investments. The Board evaluated the Adviser's and Investment Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Adviser's and Investment Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors of the Fund and other funds advised by the Adviser and the Investment Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Adviser, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements.

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Timothy Birney and the Investment Manager's investment management team. Mr. Birney has been a member of the portfolio team since November 2003 and, since January 2005, has been the person primarily responsible for the day-to-day management of the Fund's portfolio and a Vice President of the Investment Manager. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation and from March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc. He also worked as a Research Associate at Yamaichi International (America) from April 1996 through March 1998 and as a Foreign Exchange Trader with Credit Suisse in New York from April 1995 until April 1996. Mr. Birney has had over nine years of experience investing in hedge funds.

      The Board also reviewed information, prepared by the Adviser and Investment Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to certain other comparable funds. The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board noted that the Fund's year to date performance was better than its peer group


                   22 | OFI TREMONT MARKET NEUTRAL HEDGE FUND average, although its one year performance was slightly below its peer group average and its performance since inception was below its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Adviser and its affiliates and to the Investment Manager, and the other expenses borne by the Fund. The Board noted that the Investment Manager's fee is paid by the Adviser, not by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and certain unregistered funds of hedge funds with comparable asset levels and distribution features. The Board noted that the Fund's management fees were lower than the average of its expense peer group and that the Fund has no contractual incentive fee. In addition, the Board evaluated the comparability of the fees charged and services provided to the Fund to the fees charged and services provided to other types of entities advised by the Adviser and Investment Manager.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Adviser and its affiliates and discussed the cost of services provided by the Investment Manager, and each company's profitability with respect to the Fund. The Board considered that the Adviser and Investment Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Adviser and Investment Manager is important in order for the Adviser and Investment Manager to continue to provide significant services to the Fund and its investors. In addition the Board considered direct and indirect benefits the Adviser and its affiliates and the Investment Manager receive as a result of their relationship with the Fund.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Adviser and Investment Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's management fee. The Board noted that the Fund has experienced moderate asset growth over the last year and that current asset levels remain relatively low.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund. Fund counsel is independent of the Adviser and Investment Manager within the meaning and intent of the Securities and Exchange Commission Rules. The Board was aware that there are alternatives to retaining the Adviser and Investment Manager.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, concluded that the nature, extent and quality of the services provided to the Fund by the Adviser and Investment Manager are a benefit to the Fund and in the best interest of the Fund's investors and that the amount and structure of the compensation received by the Adviser and Investment Manager and affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Advisory Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Advisory Agreements, including the management fee, in light of all of the surrounding circumstances.


                   23 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE;
FUND, LENGTH OF SERVICE, AGE   NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
TRUSTEES                       THE ADDRESS OF EACH TRUSTEE AND INTERESTED TRUSTEE IN THE CHARTS BELOW IS 6803 S. TUCSON WAY,
                               CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

PETER I. WOLD,                 President of Wold Properties, Inc. (an oil and gas exploration and production company); Vice
Chairman of the Board          President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and
(since December 2004);         production); Vice President of Wold Talc Company, Inc. (talc mining); Managing Member,
Trustee (since 2002)           Hole-in-the-Wall Ranch (cattle ranching); formerly Director and Chairman of the Board, Denver
Age: 57                        Branch of the Federal Reserve Bank of Kansas City (1993 - 1999) and Director of PacifiCorp. (1995 -
                               1999), an electric utility. Oversees 14 portfolios in the OppenheimerFunds complex.

RONALD J. ABDOW,               Chairman (since 1959) of Abdow Corporation (operator of restaurants); Trustee of the following real
Trustee (since 2002)           estate businesses (owners and operators of restaurants): G&R Realty Co. (since 1978), G&R Trust Co.
Age: 73                        (since 1973), Abdow Partnership (since 1975), Auburn Associates (since 1983) and Hazard Associates
                               (since 1985); Trustee of MassMutual Premiun (since November 1, 2004), MML Series Investment Fund
                               (since 1993) and of MassMutual Institutional Funds (MMIF) (since 1994) (open-end investment companies); Trustee (since 1987) of Bay State Health System (health services); Chairman (since
                               1996) of Western Mass Development Corp. (non-profit land development); Chairman (since 1991) of
                               American International College (non-profit college). Oversees 14 portfolios in the
                               OppenheimerFunds complex.

JOSEPH M. WIKLER,              Self-employed as an investment consultant; a director (since 1996) of Lakes Environmental
Trustee (since 2002)           Association, and Medintec (since 1992) and Cathco (since 1995) (medical device companies); a member
Age: 64                        of the investment committee of the Associated Jewish Charities of Baltimore (since 1994); formerly a director of Fortis/Hartford mutual funds (1994 - December 2001). Oversees 14 portfolios in the
                               OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

EUSTIS WALCOTT,                Principal with Ardsley Associates (since 2000) (consulting firm); Director (since October 2000) of
Trustee (since 2002)           Cornerstone Real Estate Advisors LLC (real estate equity investment management services) and MML
Age: 67                        Investors Services (individual retirement, insurance, investment, and life event planning products and services company) (both affiliates of the Adviser); Trustee of OFI Trust Company
                               (since 2001) (also an affiliate of the Adviser). Formerly Trustee of the American International
                               College (1995 - December 2003); Senior Vice President, MassMutual Financial Group (May 1990 - July
                               2000). Oversees 14 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
AND OFFICER                    11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS
                               RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee          2000) of the Adviser; President and a director or trustee of other Oppenheimer funds; President and
(since 2002)                   a director (since July 2001) of Oppenheimer Acquisition Corp. (the Adviser's parent holding
Age: 55                        company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                               Adviser); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Adviser.); Chairman and a director (since July 2001) of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Adviser); President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Adviser); a director of the following investment advisory subsidiaries of the
                               Adviser: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                               Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                               HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                               President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset
                               Management, Inc.; Executive Vice President (since February 1997) of Massachusetts Mutual Life
                               Insurance Company (OppenheimerFunds, Inc.'s parent company); a director (since June 1995) of DLB
                               Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC);
                               a member of the Investment Company Institute's Board of Governors (elected to serve from October 3,
                               2003 through September 30, 2006). Formerly, Chief Operating Officer (September 2000-June 2001) of
                               the Adviser; President and trustee (November 1999-November 2001)


                   24 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

JOHN V. MURPHY,                of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies); a
Continued                      director (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief Executive
                               Officer and director (September 1999-August 2000) of MML Bay State Life Insurance Company; a
                               director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 66 portfolios as Trustee/Director and 20 additional portfolios as Officer in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR. ZACK , TWO WORLD FINANCIAL
                               CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S.
                               TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER
                               EARLIER RESIGNATION, DEATH OR REMOVAL.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer (since March 2004) of the Adviser; Vice
Vice President and             President (since June 1983) of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Chief Compliance Officer       Corporation and Shareholder Services, Inc. Formerly (until February 2004) Vice President and
(since 2004)                   Director of Internal Audit of the Adviser. An officer of 86 portfolios in the Oppenheimer funds
Age: 54                        complex.

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the Adviser.; Treasurer of HarbourView
Treasurer (since 2002)         Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Age: 45                        Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since
                               March 1999), of OFI Private Investments, Inc. (since March 2000), of OppenheimerFunds International
                               Ltd. and OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc. (since
                               November 2000), and of OppenheimerFunds Legacy Program (a Colorado non-profit corporation) (since
                               June 2003); Treasurer and Chief Financial Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of OppenheimerFunds, Inc.); Assistant Treasurer (since March 1999) of
                               Oppenheimer Acquisition Corp. Formerly Assistant Treasurer of Centennial Asset Management
                               Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                               Principal and Chief Operating Officer (March 1995-March 1999) at Bankers Trust Company-Mutual Fund
                               Services Division. An officer of 86 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since February 2002) of the
Secretary (since 2002)         Adviser; Senior Vice President and General Counsel (since November 2001) of OFI Institutional Asset
Age: 56                        Management, Inc.; General Counsel and a director (since November 2001) of the Distributor; General
                               Counsel (since November 2001) of Centennial Asset Management Corporation; Senior Vice President and
                               General Counsel (since November 2001) of HarbourView Asset Management Corporation; Secretary and
                               General Counsel (since November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a
                               director (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                               President and a director (since November 2001) of Oppenheimer Partnership Holdings, Inc.; a
                               director (since November 2001) of Oppenheimer Real Asset Management, Inc.; Senior Vice President,
                               General Counsel and a director (since November 2001) of Shareholder Financial Services, Inc.,
                               Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company; Vice President
                               (since November 2001) of OppenheimerFunds Legacy Program; a director (since June 2003) of
                               OppenheimerFunds (Asia) Limited. Formerly Senior Vice President (May 1985-December 2003), Acting
                               General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001)
                               of OppenheimerFunds, Inc.; Assistant Secretary of Shareholder Services, Inc. (May 1985-November
                               2001), Shareholder Financial Services, Inc. (November 1989-November 2001); and OppenheimerFunds
                               International Ltd. (October 1997-November 2001). An officer of 86 portfolios in the
                               OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S MANAGERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST


                   25 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that Joseph M. Wikler, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Wikler as the Audit Committee's financial expert. Mr. Wikler is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      (a)   Audit Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $68,300 in fiscal 2005 and $66,250 in fiscal 2004.

      (b)   Audit-Related Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed $74,200 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: security counts performed for Registered Investment Advisors of hedge funds.

      (c)   Tax Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      (d)   All Other Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed $115,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include services provided to the registrant's distributor with respect to software development.

      (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

            The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

            Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

            (2) 100%

      (f)   Not applicable as less than 50%.

      (g) The principal accountant for the audit of the registrant's annual financial statements billed $189,200 in fiscal 2005 and no such fees in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

      (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

      Not applicable.

ITEM 7. DISCLOSURE OF PROXY POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

      See Exhibit 11 c.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

(a)(1)
     The portfolio manager of the Registrant is Timothy J. Birney, who is primarily responsible for selecting the Registrant's investments in Portfolio Funds and allocating the Registrant's assets among the Portfolio Funds selected. Mr. Birney has been Vice President and portfolio manager of the Investment Manager since January 2005 and was Investment Management Associate for Tremont Capital, Inc., the parent company of the Investment Manager, from November 2003 to January 2005. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.

(a)(2)
(i) The Registrant's portfolio is managed by Timothy J. Birney. He is the person responsible for the day-to-day management of the Registrant's investments.

(ii)(iii) In addition to managing the Registrant's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Investment Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2005.


                                   Registered     Other Pooled
                                   Investment      Investment       Other
                                    Companies       Vehicles      Accounts

      ------------------------------------------------------------------------
      ------------------------------------------------------------------------

                                        4                9             None
      Accounts Managed

      ------------------------------------------------------------------------
      ------------------------------------------------------------------------

                                        $484.0           $871.0        None
      Total Assets Managed*

      ------------------------------------------------------------------------
      ------------------------------------------------------------------------

                                        2                9             None
      Accounts with
      Performance-Based
      Advisory Fees

      ------------------------------------------------------------------------
      ------------------------------------------------------------------------

                                        $144.8           $871.0        None
      Total Assets in Accounts
      with Performance-Based
      Advisory Fees*
      *  In millions.

(iv) As indicated above, Mr. Birney also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Registrant. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Registrant's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Registrant and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Registrant. Not all funds and accounts advised by the Investment Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Investment Manager than the fee structure of the Registrant, the Investment Manager could have an incentive to favor the other fund or account. However, the Investment Manager's compliance procedures and Code of Ethics recognize the Investment Manager's fiduciary obligation to treat all of its clients, including the Registrant, fairly and equitably, and are designed to preclude Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Registrant, or he may manage funds or accounts with different investment objectives and strategies.

(a)(3)
    Compensation of Mr. Birney. Mr. Birney is employed and compensated by the Investment Manager, not the Registrant. Under the Investment Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the Registrants and accounts they manage, rather than on the financial success of the Investment Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the Registrants and accounts and their investors. The Investment Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of March 31, 2005, Mr. Birney's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Investment Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Investment Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Investment Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Investment Manager and is based on a number of factors, including a Registrant's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. Mr. Birney's compensation is not based on the total value of the Registrant's portfolio assets, although the Registrant's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Registrant and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Registrant, described above.

(a)(4)
Ownership of Registrant Shares. As of March 31, 2005, Mr. Birney did not beneficially own any shares of the Registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

      Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The Board is responsible for approving nominees for election as trustees. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940.

      The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Trustees of the Registrant. The Registrant's Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM.

      Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant's investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Trustees of the named Registrant, c/o the Secretary of the Registrant.

      The Committee's process for identifying and evaluating nominees for trustees includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

ITEM 11. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of March 31, 2005, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)

      (C) EXHIBITS ATTACHED HERETO. (ATTACH PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AS REQUIRED BY ITEM 7)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFI Tremont Market Neutral Hedge Fund


By:   /s/ John V. Murphy
      ----------------------------
      John V. Murphy
      Principal Executive Officer

Date: May 13, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      ----------------------------
      John V. Murphy
      Principal Executive Officer

Date: May 13, 2005


By:   /s/ Brian W. Wixted
      ----------------------------
      Brian W. Wixted
      Chief Financial Officer

Date: May 13, 2005